Listing Report:Supplement No. 271 dated Jun 23, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
We have filed a registration statement on Form S-1 with the SEC in connection with this offering. In addition, we are required to file annual, quarterly and current reports and other information with the SEC. You may read and copy the registration statement and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's Internet site at http://www.sec.gov.

The prospectus is part of the registration statement and does not contain all of the information included in the registration statement and the exhibits, schedules and amendments to the registration statement. Some items are omitted in accordance with the rules and regulations of the SEC. For further information with respect to us and the Notes, we refer you to the registration statement and to the exhibits and schedules to the registration statement filed as part of the registration statement. Whenever a reference is made in the prospectus to any of our contracts or other documents, the reference may not be complete and, for a copy of the contract or document, you should refer to the exhibits that are a part of the registration statement.

We "incorporate" into the prospectus information we filed with the SEC in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. This means that we disclose important information to you by referring to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website, www.prosper.com.

The information incorporated by reference is considered to be part of the prospectus. Information contained in the prospectus automatically updates and supersedes previously filed information.

You may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which will be provided to you at no cost, by writing, telephoning or emailing us. Requests should be directed to Customer Support, 111 Sutter St, 22nd Floor, San Francisco, CA 94104; telephone number (415) 593-5400; or emailed to support@prosper.com. In addition, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is available on our website, www.prosper.com.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 360220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$258.14

Auction yield range:	7.98% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	48%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	1y 7m
Credit score:	800-819 (Jun-2010)	Total credit lines:	16	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$297	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peppershaker	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovation of our lower level
This loan will be used to? Do a complete finishing of our lower (basement) level of our home. My Husband and I have owned our home since 1992. During our years here, we have upgraded areas of our home, and have finally completed our main living quarters. It is now time to complete the lower level. We will be retiring soon, and are planning to snowbird to Arizona in the Winter. We own a 31 foot 5th wheel travel trailer, and would use that in the Winter. We want to turn our lower level, which has an exposed basement into a 1 bedroom apartment, This apartment would be occupied by a responsible tenant to keep an eye on the property while we are away in the Winter. We live in a rural area, and would feel more comfortable with someone there while we are away. We would return in the Spring and use our home as a home base in the Summer. I am a good candidate for this loan because?My credit score speaks for itself. We both work fulltime, make good money, and live well below our means. We are financially stable, and continue to save for retirement. A Friend told us about Prosper, and thought we would give it a try to see how it works. We have also considered becoming lenders in the near future due to the instability of the stock market.
Monthly net income: $4100.00Monthly expenses:
Housing: $951
Insurance: $245
Car expenses: $700
Utilities: $100
Phone, cable, internet: $75
Food, entertainment: Varies
Clothing, household expenses $150
Credit cards and other loans: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$289.22

Auction yield range:	13.98% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1981	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	15y 4m
Credit score:	660-679 (Jun-2010)	Total credit lines:	28	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$17,253	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	marketplace-injector	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high interest personal loan
Purpose of loan:
This loan will be used to? i will pay off a high interest loan i borrowed to apy dental and medical bills..i have the loan? from beneficial automatically taken from my checking account every month so i am never late, yet the amount never seems to go down..i would like to pay this off and a few small credit cards ..since i am a nurse not accountant i never realized with a high interest rate i will never get it paid off (at leat that is how it feels)..

My financial situation:
I am a good candidate for this loan because? i will honestly always pay my debts , whether i eat or not..

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 1,700
??Insurance: $ 156
??Car expenses: $ 276
??Utilities: $ 200
??Phone, cable, internet: $ 47
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.12%	Starting borrower rate/APR:	9.12% / 11.22%	Starting monthly payment:	$589.33

Auction yield range:	7.98% - 8.12%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1974	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 0m
Credit score:	820-839 (Jun-2010)	Total credit lines:	17	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$8,339	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	interest-vinyl	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off some inherited credit card debt.??

My financial situation:
I am a good candidate for this loan because I am a home owner and small business owner.? My wife has a steady, stable job in a corporate setting making 45K annually and my business is continue to grow and prosper as a creative marketing, design & communication consultant.?? Currently I have contracts in place securing in excess of 85K for this year and only continue to grow my client base.? I am a college graduate, have excellent credit and unfortunately cannot find a financial institution willing to give us an equity line for less than 25k or a 18k loan for a decent rate.

Monthly net income: $
$6,000 - $8,000

Monthly expenses: $
??Housing: $ 1,900
??Insurance: $ 75
??Car expenses: $300
??Utilities: $ 250
??Phone, cable, internet: $200
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ none - with a loan
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$223.25

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	7y 6m
Credit score:	780-799 (Jun-2010)	Total credit lines:	9	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,955	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	compassion-bugle	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business equipment
Purpose of loan:
This loan will be used to purchase additional equipment? for an existing residential and agricultural services business.

My financial situation:
I am a good candidate for this loan because I have not been delinquent on any of my current credit facilities. I have 100% equity in over $12,000 worth of equipment used in this enterprise. There are two large potential jobs that I could land with this expansion in equipment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$903.56

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1985	Debt/Income ratio:	27%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 14	Length of status:	0y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	45	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$52,608	Stated income:	$100,000+
Amount delinquent:	$22	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gentle-camaraderi8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interest CCs
Purpose of loan:
This loan will be used to consolidate higher interest debt

My financial situation:
I am a good candidate for this loan because of my high annual income????????????

Monthly net income: $ 13000

Monthly expenses: $ 10500
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	4y 1m
Credit score:	760-779 (Jun-2010)	Total credit lines:	10	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$6,009	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	exchange-equation	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up and reselling a car
Purpose of loan:
This loan will be used to buy a Mazdaspeed Miata for resell. The car is in good condition, pretty dirty, and has been sitting for a year. The interior needs to be put back together, and some after market parts need to be exchanged for stock (stock parts are included). A new trunk lid will be needed. Other than that, I stand to make a pretty good profit from putting this car back together. The seller is holding the car for me until 07/02, which should give me plenty of time to get the loan and buy the car.

My financial situation: I have plenty of income to cover my monthly expenses, but no good way of financing a non-running car. I have never been in a situation where I was unable to pay my bills on time, and my job is very stable. My wife's job is very stable as well.

I am a good candidate for this loan because I know this car inside and out. Only 5,400 of them were ever made, and I already own one, and have done pretty extensive work on it. I am confident in my ability to restore this car to a very resellable condition, and should be able to resell it for $9,000 - $11,000 when all is said and done.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 3	Length of status:	0y 1m
Credit score:	740-759 (Jun-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,005	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	bonus-radio	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New job, buying vehicle for commute
Purpose of loan:
This loan will be used to buy a vehicle for commuting purposes. I'm ex-millitary and now I'm starting a new life.?

My financial situation:
I am a good candidate for this loan because I make $23-28 per hour at 24 hour fitness and comission. Unfortunatley, I've only been working there for about a month so I can't any more than one pay stub. I can show my tax return which includes my rental unit income.

I own a condo and I've never missed a payment. I have never been late on any credit/loan payments - with one exception about 5 years ago, when I was in college.

Monthly net income: $ 1300 for rental income + $3000 for work.

Monthly expenses: $ 3500
??Housing: $ 2400
??Insurance: $?included above
??Car expenses: $ no vehicle - which is why I need?a loan.
??Utilities: $?included above
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $?450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$903.56

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	71%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 7	Length of status:	1y 4m
Credit score:	680-699 (Jun-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,167	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	well-mannered-responsibility4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ready to start life
Purpose of loan:
This loan will be used to?
Consolidate debt and make major fixes to vehicle and home
My financial situation:
I am a good candidate for this loan because?
I have a stable job and will be able to pay down loan.? Just need to catch up.
Monthly net income: $
6366
Monthly expenses: $
??Housing: $ 1230????
??Insurance: $ 252
??Car expenses: $ 450
??Utilities: $ 390
??Phone, cable, internet: $ 120
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1250
??Other expenses: $ 1200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	78%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 10	Length of status:	3y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	30	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$6,110	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	smart-note4	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Monthly Payments
Purpose of loan:
This loan will be used to? consolidate as much debt as possible to lower monthly debt payments.? This loan would be in place of taking out a second mortgage.

My financial situation:
I am a good candidate for this loan because? I earn a good income, we just have too many small monthly payments which makes it hard to pay any bills off.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 1060.00
??Insurance: $ 100
??Car expenses: $ 1000
??Utilities: $ 170
??Phone, cable, internet: $ 200 ????
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
My wife's $2000 monthly income covers all credit cards and medical bills and misc expenses.

Thank you for you time and consideration.? Our main goal is to consolidate as much debt into one monthly payment and get it paid off as soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	21%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	2y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$1,360	Stated income:	$25,000-$49,999
Amount delinquent:	$694	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	thankful-bid042	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with variable loan debt.
Purpose of loan:
This loan will be used to pay off variable interest rate loans and revolving debt.

My financial situation is stable having a full time steady income.:
I am a good candidate for this loan because I care about improving my financial standing.

Monthly net income: $ $1818

Monthly expenses: $ 1719
??Housing: $567
??Insurance: $185
??Car expenses: $290
??Utilities: $50
??Phone, cable, internet: $180
??Food, entertainment: $100
??Clothing, household expenses $
??Credit cards and other loans: $347
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	18%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 2	Length of status:	2y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	24	Occupation:	Analyst
Now delinquent:	4	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$24,124	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	52
Screen name:	workinghard11	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	640-659 (Latest)
Principal borrowed:	$7,200.00	< 31 days late:	0 ( 0% )	660-679 (May-2007)
Principal balance:	$0.00	31+ days late:	1 ( 3% )
Total payments billed:	36
Description
Taxes and I need a car
Purpose of loan:
This loan will be used to?
pay some taxes and purchase a car
My financial situation:
I am a good candidate for this loan becauseI am a hard working honest person. I work for the VA helping vets familes with theire health needs. I try to work at giving vaule to others and I now need help?

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 1900

??Insurance: $ 270
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 180
??Food, entertainment: $ 800
??Clothing, household expenses $ 400
??Credit cards and other loans: $
??Other expenses: $ 290
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$153.87

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	11 / 11	Length of status:	4y 4m
Credit score:	680-699 (Jun-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$333,468	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-rate-magnitude	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 2 credit cards
Purpose of loan:
This loan will be used to? Pay off high intrest credit cards.

My financial situation:
I am a good candidate for this loan because?I have always paid my debts on time and with no delinquencies.

Monthly net income: $ 6450.00

Monthly expenses: $ 5730.00
??Housing: $ 1880
??Insurance: $ 175
??Car expenses: $ 191
??Utilities: $ 186
??Phone, cable, internet: $ 89
??Food, entertainment: $ 800
??Clothing, household expenses $ 655
??Credit cards and other loans: $ 1154
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1990	Debt/Income ratio:	19%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	7y 0m
Credit score:	680-699 (Jun-2010)	Total credit lines:	41	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$3,151	Stated income:	$25,000-$49,999
Amount delinquent:	$463	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Sydneynsimon	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2010) 660-679 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Moving out of the in-laws home
Purpose of loan:
This loan will be used to? Pay off my credit cards

My financial situation:
I am a good candidate for this loan because? I keep up on my bills

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 87
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 87
??Food, entertainment: $50
??Clothing, household expenses $ 300
??Credit cards and other loans: $4500?
??Other expenses: $n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	3.98% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 17	Length of status:	1y 10m
Credit score:	760-779 (Jun-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,655	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	embrown	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	21 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,050.00	< 31 days late:	0 ( 0% )	740-759 (Sep-2009) 680-699 (Dec-2006)
Principal balance:	$1,889.14	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Working Cap - Sports Fundraising Co
Purpose of loan:
This loan will be used to support additional inventory purchases for our hockey retail company supporting youth athletics.? We are a hockey stick equipment provider and operate as a fundraiser for youth hockey associations in Minnesota, where roughly 50,000 kids play hockey.? Our business purchases hockey sticks from wholesalers, marks them up approximately 40% and then we give 10% of the sale as a discount to the customer and 10% of the sale as a charitable donation to local youth hockey associations.?

We?net between 15-20% margin on each hockey stick sale while our products are marketed by the youth coaches and association directors having the most contact with parents and players.? With our business model, we do not need fancy retail space because the customer comes to us and we bring our products to showcase for the associations.

My financial situation:
I am a good candidate for this loan because I have my BA and MBA in Finance, and am a CLSSBB.? In addition to this business, I also own a successful small business consulting firm that is being run by my other consultants at this point, allowing me time to work on this project which will give back to the community.

I have used 2 personal prosper loans and never missed a payment on either of those.? I truly appreciate the assistance and want to thank you for your interest whether you bid or not.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$623.98

Auction yield range:	10.98% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	5y 5m
Credit score:	760-779 (Jun-2010)	Total credit lines:	39	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$30,373	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	power-spinner4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay 2nd mortgage to refi 1st
Purpose of loan:? Pay off 2nd mortgage to refi 1st.?? My first mortgage is a 30 yr fixed at 6.125 and can refi to 30 yr fixed at around 4.8.? This will save me about $240/mo and more than $30,000 over the life of the loan remaining.? (If I do a 20 yr fixed it will save me more than $100,000 over life of loan)

My financial situation:? I have never defaulted on any debt.? My personal values don't allow it.?

Monthly net income: $ 6530

Monthly expenses: $ ??Housing: $ 1st mort 1385? 2nd mort 385??

Insurance: $ Paid?outside of escrow one payment 650??

Car expenses: $ insurance 980/yr?? (I own my cars - used car guy)??

Utilities: $ 130/mo??Phone, cable, internet: $ 105/mo??

Food, entertainment: $ 400/mo (basically groceries)??

Clothing, household expenses $ 50/mo

Credit cards and other loans: $ 450/mo??

Other expenses: $ Rental home mort 728/mo? taxes 4800/yr? insurance 800/yr??(rental income 1300/mo same renters?for 5 years)?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	7.98% - 24.00%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	55%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 15	Length of status:	2y 9m
Credit score:	700-719 (Jun-2010)	Total credit lines:	27	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$18,794	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	balance-fate0	Borrower's state:	Colorado	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Patio
Purpose of loan:
The loan will be used to build a new Patio for our kid?s summer time enjoyment. My financial situation:
We?am on good financial footing; we pay all our bills on time and working to bring down our debit as much as possible.? We don?t use our credit cards anymore as we are working to pay them off and its why we are coming to prosper for this loan.? We would like to be able to put in this new patio without paying an arm and a leg to the credit card company?s...? It also adds value to our house so next year when we try and refinance we will have more equity.??

This loan will be used directly to pay the Contractor who is putting?in the patio.. We are getting a great deal as he is doing?2 other jobs in the?area and we have all pooled together to get a lower cost.??

Thank you for your consideration of our Loan? My financial situation:
We?am on good financial footing; we pay all our bills on time and working to bring down our debit as much as possible.? We don?t use our credit cards anymore as we are working to pay them off and its why we are coming to prosper for this loan.? We would like to be able to put in this new patio without paying an arm and a leg to the credit card company?s...? It also adds value to our house so next year when we try and refinance we will have more equity.??

This loan will be used directly to pay the Contractor who is putting?in the patio.. We are getting a great deal as he is doing?2 other jobs in the?area and we have all pooled together to get a lower cost.??

Thank you for your consideration of our Loan?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$194.51

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	9%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	13y 3m
Credit score:	640-659 (Jun-2010)	Total credit lines:	25	Occupation:	Nurse (RN)
Now delinquent:	1	Revolving credit balance:	$1,225	Stated income:	$50,000-$74,999
Amount delinquent:	$1,143	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	22
Screen name:	green-radiant-rupee	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of payday loan's cycle.
Purpose of loan:
This loan will be used to pay off payday loans that I thought would help me out when we were in bind.

I am a good candidate for this loan because I want to get caught up before?my fianancial situation gets out of control.? I?employed full time?in a stable job.??My husband and I are both employed in stable jobs.? I am wanting to get things caught up and stay caught up.??

Monthly net income: $
2400.00
Monthly expenses: $
??Housing: $ 1143.00
??Insurance: $ 107.00
??Car expenses: $?automatically taken out of my husband's?paycheck before we get it
??Utilities: $ 150.00
??Phone, cable, internet: $ 170.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 123
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.28%	Starting borrower rate/APR:	34.28% / 36.72%	Starting monthly payment:	$134.49

Auction yield range:	13.98% - 33.28%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	54%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	4y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	8	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$6,367	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	undaunted-income	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt so I can move
The purpose of this loan is so that I can consolidate my debt so I can actually afford to move into an apt. and start school again.
My Financial Institute is PNC Bank currently.
I am a great candidate for a loan because I always pay my bills on time, have established good credit in not much time since I started, and I'm a honest, smart young man.
My monthly net income would be $1,200.
My monthly expenses would total around $1000.
Housing: $400
Insurance: $50
Car expenses: $200
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $50
Clothing, household expenses $25
Credit cards and other loans: $25
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	36%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 9	Length of status:	1y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$38,923	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kindness-squadron7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Miscellaneous
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	35%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 21	Length of status:	6y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	52	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$91,000	Stated income:	$100,000+
Amount delinquent:	$133	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	likeable-worth4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off credit card for good"
Purpose of loan:
This loan will be used to pay off debt accumulated over years of due to medical reasons.? I had major back surgery in 2005 and had to pay the medical bills that insurance did not cover.? I was caught in a strange position when my company changed names and thus had to change insurance so I had to meet 2 caps of 5K each and all the above customary charges allowable by insurance.? My son is also a dwarf and I had major medical expenses for him that were not covered by insurance.? Unfortunately the insurance company has not been kind with his medical expense.? The last several years have been difficult with the medical expenses and my mom passing away and having to pay for her funeral.? However all the surgeries are behind me and I have to say it was successful and my son is doing good.? I have been concentrating on workind very hard to pay off my debt and get to that magical credit score of over 750 that I would like to achieve. Paying off most of the cards will greatly improve my credit score and save me money only making one payment.? I would be so grateful it you would consider a loan and would not let anyone down.
My financial situation:
I am a good candidate because I am responsible and despite all the payments I?have I make them timely.? I will be getting a raise this next year as well as a bonus and will try to pay off my loan as quickly as possible.? This loan will improve my financial condition greatly. I a trying really hard to get our from under these expenses.? I am not adding to my debt except for college education for my children and that will be deferred till after they graduate in 2015.

Monthly net income: $ 7500.00

Monthly expenses: $
??Housing: $ 2095.00
??Insurance: $?250.00
??Car expenses: $?500.00
??Utilities: $ 200,00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 700.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?2500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$190.95

Auction yield range:	13.98% - 21.00%	Estimated loss impact:	14.94%
Lender servicing fee:	1.00%	Estimated return:	6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	16y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	55	Occupation:	Laborer
Now delinquent:	1	Revolving credit balance:	$10,302	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ttaylo59	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2009) 620-639 (Aug-2008) 620-639 (Jul-2008) 620-639 (Jun-2008)
Principal balance:	$2,399.67	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
student use
Purpose of loan:
This loan will be used to help my daughter with paying for the rest of her nursing school classes for semester.and payoff current loan with prosper.
I also am looking for a good interest rate. We are working very hard to help her suceed in persuing her BS degree.
My financial situation:
I am a good candidate for this loan because I have had 2 prior loans through Prosper and I've never been late. I also keep current on all my bills. I'm very credit worthy. I don't know why I'm rated low with prosper.?

Monthly net income: $ 7000 including husbands income

Monthly expenses: $?I pay half
??Housing: $ 1265 with tax and insur
??Insurance: $ car 285
??Car expenses: $ 600
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	26%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 6	Length of status:	8y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	16	Occupation:	Administrative Assi...
Now delinquent:	2	Revolving credit balance:	$1,604	Stated income:	$25,000-$49,999
Amount delinquent:	$9,047	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	18
Screen name:	sweet-marketplace	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to? Just provide some extra money for my wedding, it isn't a traditional wedding- but a beach wedding.?

My financial situation:
I am a good candidate for this loan because? I do pay everything on my own and make it work.? Yes I do have a deliquent credit card status with chase right now. However, I've tried to work it out with them and they WOULD NOT work with me.? They gauged me with very high APR rates to make it impossible to pay off.? If anyone could help me with that situation as well- that would be great!!!? But right now just want to have a little bit of money for my wedding.? Even if not for the whole amount requested.

Monthly net income: $ 1600.00

Monthly expenses: $
??Housing: $?568.00?a month????
??Insurance: $Roughly 700.00 a year
??Car expenses: $ $337????????
??Utilities: $ 150.00
??Phone, cable, internet: $ 135.00????
??Food, entertainment: $?100.00??
??Clothing, household expenses $ 50????????
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$734.79

Auction yield range:	7.98% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	11y 4m
Credit score:	760-779 (Jun-2010)	Total credit lines:	19	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$1,569	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	casserole4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
anyprice
Purpose of loan:
This loan will be used to?
business purposes
My financial situation:
I am a good candidate for this loan because?
never late and dependable
Monthly net income: $
5100.00
Monthly expenses: $
??Housing: $ 220
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 30.32%	Starting monthly payment:	$40.49

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	7%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	9y 7m
Credit score:	640-659 (Jun-2010)	Total credit lines:	4	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$316
Amount delinquent:	$0	Bankcard utilization:	126%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	spirited-transaction224	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
spirited-Transaction224
Purpose of loan:
This loan will be used to?pay off 1 credit and do a 100,000.00 service to my car.

My financial situation:
I am a good candidate for this loan because my expences are low enough fo me to?make the payment.?
I am paying the one credit card that I have.? I have a room mate that pays me rent of?$400.00,?????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????
Monthly net income: $949.00????

Monthly expenses: $300.00 approx
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	15%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	4y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	67	Occupation:	Executive
Now delinquent:	3	Revolving credit balance:	$5,928	Stated income:	$75,000-$99,999
Amount delinquent:	$34	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	foxy-p2p4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEED TO PAY OFF BILLS
Purpose of loan:
This loan will be used to pay off bills.

My financial situation:
I am a good candidate for this loan because it will be paid on time.

Monthly net income: $

Monthly expenses: $
??Housing: $1000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50.00
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	36%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	7y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	3	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$848	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	schoolteacher1234	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to?pay off all existing debts and do home improvements.

My financial situation:
I am a good candidate for this loan because?I pay all my bills on time and am never late. I have learned in the past that credit is very important and I have been working very hard to get my credit into great shape. I must be doing something right because I quilifyed to buy my first house. I will not let you down with this loan. My goal is to use this money to pay off some small existing loans I have and do some improvements on my house.
Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 678
??Insurance: $ 60
??Car expenses: $ 259
??Utilities: $ 100
??Phone, cable, internet: $ 25
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$319.40

Auction yield range:	2.98% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1975	Debt/Income ratio:	2%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	28y 0m
Credit score:	820-839 (Jun-2010)	Total credit lines:	22	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$1,027	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	vigilance-gadget	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a new kitchen
Purpose of loan:
This loan will be used as partial funding for a new kitchen.? Due to appliance failure, there was smoke damage to the old one, so it has to be done.

My financial situation:
I am a good candidate for this loan because I've worked at the same job, lived in the same house, for decades, and have hardly any personal debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	27%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	18 / 16	Length of status:	4y 9m
Credit score:	640-659 (Jun-2010)	Total credit lines:	33	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$4,428	Stated income:	$50,000-$74,999
Amount delinquent:	$162	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	reward-surge	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off pay day loans --- PLEASE!!!
Purpose of loan:
This loan will be used to?

I am wanting to pay off pay day loans that I wish I had never gotten into.? They are taking all of my net income and I could pay off this loan amount in 90 days or less without having the high fees that never get me anywhere on the payday loans.? I will NEVER do that again.? I can afford and pay?between $350 and $500 each payday to pay this off.? It would allow me to pay off the pay day loans and pay this amount and be able to live.? I got the pay day loans to help out a family member who promised to help pay them back and due to an unexpected diagnosis of a terminal illness cannot help me pay these back right now.?

My financial situation:
I am a good candidate for this loan because I am conscientious about paying my bills on time and want to get out of this trap and WILL PAY THIS MONEY BACK WITHIN 90 DAYS AT THE MOST and then I will focus on reducing my credit card debt, which I would be doing now if I could get over these payday loans that have me trapped.? Thanks!

Monthly net income: $
2800 - 3200

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $ -0-
??Utilities: $ 206
??Phone, cable, internet: $?-0-
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 230
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	4%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 5	Length of status:	3y 4m
Credit score:	740-759 (Jun-2010)	Total credit lines:	47	Occupation:	Computer Programmer
Now delinquent:	2	Revolving credit balance:	$528	Stated income:	$100,000+
Amount delinquent:	$18,678	Bankcard utilization:	19%
Public records last 12m / 10y:	2/ 2	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	Value-Crusader5	Borrower's state:	Connecticut	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	780-799 (Nov-2009)
Principal balance:	$537.06	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Paying off debts-lower monthly paym
Purpose of loan:
This loan will be used to combine debt payments, resulting in a lower monthly payment to get ahead of debt and stay on track to be debt free (other than mortgage) in 5 years.

My financial situation:
I am a good candidate for this loan despite prior difficulty making payments due to a business failure in 2007.? Although behind on two debts with American Express as shown in Prospers summary, I am making monthly payments on this debt and expect to have it paid in full within two years.? In addition, their are two judgements listed, both for a company called ACI, this is an old business debt that I have been paying since October of 2009 and will be paid in full by November.

Monthly net income: $ 6651.78

Monthly expenses: $
??Housing: $ 2408
??Insurance: $ 153
??Car expenses: $ 75
??Utilities: $ 100
??Phone, cable, internet: $ 100?
??Food, entertainment: $?600
??Clothing, household expenses $ 150
??Credit cards and other loans: $?1725
??Other expenses: $

Debts to be paid:
Prosper Loan:?????? $? 540???$? 33
Property Taxes:????$2608????$500
Total:???????????????????$3148??? $533

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	10.98% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	28y 2m
Credit score:	660-679 (Jun-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,559	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enthralling-dedication3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Out Of Debt!
Purpose of loan:
This loan will be used to? consolidate debt and pay off credit cards!

My financial situation:
I am a good candidate for this loan because? I have a steady, full-time career and have always had solid credit.? I have never defaulted on any loan or had any judgement against me.? I have always paid my bills on time and fulfilled all of my obligations.

Monthly net income: $ 4000; Additional $700/month in child support totaling $4700/month

Monthly expenses: $
??Housing: $1000
??Insurance: $?150
??Car expenses: $650?
??Utilities: $ 200
??Phone, cable, internet: $?150?
??Food, entertainment: $?500
??Clothing, household expenses $200
??Credit cards and other loans: $?500
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$122.47

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	7y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$34,874	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blissful-repayment	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off and close credit card accounts that I accumulated after buying a house and taking care of upgrades.

My financial situation:
I am a good candidate for this loan because I am not late with payments and do not miss them. My credit rating was 730 before the debt to income ratio adjusted it. I have a condo also that I will either rent or put up for sale. I want to get the credit cards paid before the initial interest free time expires.

Monthly net income: $ 3845

Monthly expenses: $
??Housing: $ 1443
??Insurance: $ Incl.
??Car expenses: $ 75 for gas
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 60
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$286.72

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	15	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,199	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	31
Screen name:	soulful-leverage	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Equipment for business
Purpose of loan:
This loan will be used to put a down payment?on a Hydro Massage bed for current retail business. I will also be putting in $3,000 of my own money and they will in house finance the rest but I need a total of $10,000 to be able to secure this equipment. Looking to expand and offer this service for current clients in a high traffic mall. I have had this business open and running for over 9 months and I have done over $66,000 since I have opened the business. I started turning a profit after 4 1/2 months.

My financial situation:
I am a good candidate for this loan because I have a solid retail business that does pretty good just need something to help with slower times. I have a current good pay history and I have never been late on my lease with the mall. Since my bankruptcy in 2007 I have not paid anything late and I have rebuilt my credit. I have a car loan in my name for a year now that I haven't paid late on either. I have already talked to some clients and they are very excited about?the Hydro?Massage bed and several would sign up on a monthly package.

Monthly net income: $ 6000

Monthly expenses: $ 3630
??Housing: $?700
??Insurance: $ 200
??Car expenses: $ 220
??Utilities: $?120
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 40
??Credit cards and other loans: $?150
??Other expenses: $ 1800 (mall lease)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	31%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	4y 4m
Credit score:	660-679 (Jun-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,287	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credit-blaster4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off shared debt w/Ex
Purpose of loan:
This loan will be used to? This loan will be used to pay off shared debt I have with my ex-husband. I am looking to start a new life, free from him, and need a loan to pay off all debt I have with him so that I no longer write him a check and can take control over my own finances and future!

My financial situation: I am very fortunate to have a great job at the American Cancer Society. I have worked there as an event planner and fundraiser for almost 5 years.
I am a good candidate for this loan because?I am responsible and very determined to independently begin my life again. I understand the importance of budgeting and money management.

Monthly net income: $2900

Monthly expenses: $1499
??Housing: $799
??Insurance: automatically deducted from gross pay
??Car expenses: $50
??Utilities: included in rent payment
??Phone, cable, internet: $150
??Food, entertainment: $100
??Clothing, household expenses:n/a
??Credit cards and other loans: $400
??Other expenses: n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	16.98% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	12%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 4	Length of status:	6y 0m
Credit score:	700-719 (Jun-2010)	Total credit lines:	14	Occupation:	Tradesman - Mechani...
Now delinquent:	2	Revolving credit balance:	$1,910	Stated income:	$75,000-$99,999
Amount delinquent:	$56	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	HelpMEmarryHER	Borrower's state:	Massachusetts	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
all I want is to marry her.
Purpose of loan:
This loan will be used to purchase a ring for the lady I have been seeing for 3 years. I was going to buy her a ring last year, but she thought it more important to purchase a house, which we did jointly.? We used alot of our savings and are trying to replenish it currently.
My financial situation:
I am a good candidate for this loan because? I am fortunate to have a great career, that provides for me financially very well, but due to purchasing the home together, which is large with two very comfortable incomes my debt to income is high and I am having difficulty obtaining a personal loan through a local bank.

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 3000 (joint mortgage with? equal salaries)
??Insurance: $ 40
??Car expenses: $ 500
??Utilities: $ 250
??Phone, cable, internet: $ 75
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?70
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$234.99

Auction yield range:	10.98% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	6y 0m
Credit score:	680-699 (Jun-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,187	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-favorable-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One Payment
Purpose of loan:
This loan will be used?to put together Dental/Medical Bills,?payoff Dell Financial account which is now closed and help?both of my son who are not able to find jobs at the moment and I would like to be able to?pay a couple of their outstanding bills for now. (Hoping they will help with the payment as soon as they land a job).

My financial situation:
I am a good candidate for this loan because?my?job here at Bentley School is very steady and I am very happy here.?I am also very much well appreciated by my employer and as well as all families?who attend to this school. My husband may be stingy when it comes to money, but he does provide his half for all household expenses.

Monthly net income: $ 2815.88

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 246
??Car expenses: $ 250
??Utilities: $ 179
??Phone, cable, internet: $ 264
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 567 (Only my expense not included to household)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$294.03

Auction yield range:	5.98% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 13	Length of status:	4y 10m
Credit score:	760-779 (Jun-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,201	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	allgoodnc	Borrower's state:	NorthCarolina	Borrower's group:	AAA LGBT Families helping LBGT Families
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	54 ( 93% )	760-779 (Latest)
Principal borrowed:	$11,000.00	< 31 days late:	4 ( 7% )	740-759 (May-2010) 660-679 (Mar-2008) 660-679 (May-2006)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	58
Description
Down payment for Real Estate
Purpose of loan:
To increase my available cash in order to purchase another home at foreclosure auction.

My financial situation:
I am a good candidate for this loan because I have steadily improved my credit situation over the past 6 years since my earlier issues as a young adult. I have a great job for over?5 years and own?3 homes. All 3 homes are rented as I live with my partner of 2 years.
Monthly net income: $
My employer job pays $10,000 monthly along with rental income of $650 & $1350 & $1145?per month for the rental property.
Monthly expenses: $
??Housing: $ 450 balance left from mortgages after rental?offset
??Insurance: $ 280
??Car expenses: $ 1275
??Utilities: $ 0
??Phone, cable, internet: $135
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $200??
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	10%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 8	Length of status:	8y 9m
Credit score:	600-619 (Jun-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	7	Revolving credit balance:	$4,775	Stated income:	$100,000+
Amount delinquent:	$26,777	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	jlhome	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	600-619 (May-2008)
Principal balance:	$2,138.75	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
consolidation to get out of Debt
Purpose:
To repay credit card debt I ran up during the construction of my home (see active loan)
I do have open lines as follows (amount [monthly]): 418[15], 437[15], 735[20], 1878[80], 2000[125].
My financial situation:
Good candidate for this loan because currently I am repaying these credits at a rate exceeding 30% as well as the current monthly pmt amount does exceed the monthly amount that Proper estimated (around $203). My goal is to actually consolidate the whole in a single payment and reduce the time to repay. The cards are already cut in pieces. ?

Monthly net income: $ +/- $6000

Monthly exp: $
??Housing: $ 2100
??Insurance: $ 110
??Car expenses: $ 300
??Utilities: $ 250
??Phone, cable, internet: $56
??Food, entertainment: $ 1300
??Clothing, household expenses $ 200
? Other: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 12.75%	Starting monthly payment:	$31.89

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2006	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	0y 7m
Credit score:	700-719 (Jun-2010)	Total credit lines:	3	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$768	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	goodhearted-gain7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for a laptop for college
Purpose of loan:
This loan will be used to purchase a laptop for school.

My financial situation:
I am a good candidate for this loan because I've maintained employment for three years, and I am getting a second?job on campus this fall. I also have enough money in my savings to cover the entire loan, so repayment will not be an issue. My credit score is fantastic for someone my age, evidence of my financial?responsibility and my ability to make payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,040.43

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1976	Debt/Income ratio:	35%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 2	Length of status:	31y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	17	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$956	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	diva53	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2008)
Principal balance:	$1,368.53	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
fixing leaky basement and home repa
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,750.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.93%	Starting borrower rate/APR:	21.93% / 24.19%	Starting monthly payment:	$410.16

Auction yield range:	7.98% - 20.93%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	22 / 18	Length of status:	3y 0m
Credit score:	760-779 (Jun-2010)	Total credit lines:	43	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$5,247	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	adventurous-nickel	Borrower's state:	Tennessee	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making Repairs & Remodeling
Purpose of loan:
This loan will be used to repair my husband's air conditioning for Father's Day, replace our current deck and to make room additions due to a plan to be foster parents in the year to come. I'm returning to school in the Fall to obtain my MSN degree in Nursing Administration & will obtain my FNP shortly thereafter. Officially enrolled today. My financial situation:I am a good candidate for this loan because I have improved my credit situation drastically over the last 3 years and I have a steady income due to being? a nurse (RN).I had a $4800 loan last year w/ a 36 month term & paid if off this year. I'm fully capable of paying the loan off in full. I would truly appreciate your assistance and will not let you down. I will definitely repay the loan in full & more than likely earlier than expected. I may become a lender myself in the year to come. Monthly net income: $ Typically $3800-$4000 Monthly expenses: $ Housing: In my husband's name & he pays the mortgage, large bills and insurance.$ 0
??Insurance: $ 0 paid in full $412.51 as of 6.15.2010 Car expenses: $ 640 @ 0% ?Utilities: $ 0 Phone, cable, internet: $ 104??Food, entertainment: $ 250
??Clothing, household expenses $40-50
Credit cards and other loans: $ $350
??Other expenses: $0. The past is behind me and I was struggling but I'm truly in a better position now. No delinquent accounts for over 3 years. Please help. Thanks in advance. If you have ANY questions feel free to post them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	0y 0m
Credit score:	740-759 (Jun-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,604	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	impeccable-repayment4	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a thriving business?750 FICO
Purpose of loan:
We have a great opportunity to purchase a successful, well-established, small-town taxi business at a very good price.? The price is $60,000.? We already have the rest of the financing figured out and we have some savings, but we just need a little extra help for the down payment and a bit of working capital.?

My financial situation:
We currently have a good income from our sales job, but our dream is to quit that and be able to work for ourselves.? We've had experience with small business ownership in the past, and we have an excellent business plan that has been reviewed by a professional adviser.? We've also had formal education in the principles of accounting and economics.? We have a good 750 credit score, and we intend to repay all our obligations regardless of the circumstances.

Please help us make our own destiny.

Monthly net income: $5600 (projected profit)

Monthly expenses: $3500
??Housing: $1000
??Insurance: $200
??Car expenses: $400
??Utilities: $150
??Phone, cable, internet: $150
??Food, entertainment: $600
??Clothing, household expenses: $200
??Credit cards and other loans: $800 (business loans)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	20%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 4	Length of status:	1y 11m
Credit score:	620-639 (Jun-2010)	Total credit lines:	50	Occupation:	Social Worker
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$309	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	26
Screen name:	gentle-trade	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,600.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009)
Principal balance:	$1,308.68	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Help Black Mold We Need to Move
Purpose of loan:
This loan will be used to help my family and I move out of the home we currently reside in.? The home is full of black mold and is dangerous for us to remain in.? We need to pay off taxes we owe on the home and put a deposit down on a new rental.?

My financial situation:
I am a good candidate for this loan because despite having some finanacial problems in the past including a bankruptcy I am a responsible person.? I have excellant income and will be recieving a raise in July.? I have learned from my past mistakes and want to be able to move my family into a safer/cleaner home.

Monthly net income: $ 3000

Monthly expenses: $?2185
??Housing: $ 550
??Insurance: $ 160
??Car expenses: $?509
??Utilities: $?400
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 66.00
??Other expenses: $250 student loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	24%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	6y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	16	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$3,526	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cognizant-listing1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Condo Fees and High Int Loan
Purpose of loan:
This loan will be used to? consolidate debt.As a casualty of the recent downturn of the job market, my girlfriend lost her job, and in order to prevent her from loosing her house I moved in with her and her daughter to help pay the bills.After catching her up on most of her bills, I was surprised to find that she is years behind on her Association fees, and in order to prevent the Condo Association from foreclosing on her condo, she owes them her past due amount, plus late fees and legal fees.Recently she found a new job, but we?re not in any position to come up with the required amount immediately, so we?re seeking a personal loan.I already have a personal loan at a 28% interest rate through AEG, but using the balance of this loan that is not sent to the Condo Association, I can repay my AEG loan, and essentially just lower my interest rate.

My financial situation:
I am a good candidate for this loan because? due to the recent reductions in housing and utilities as a result of my girlfriend going back to work, I?ll personally have the necessary funds to repay the loan, even though she will be helping with every payment.

Monthly net income: $ 3200

Monthly expenses: $ 2500
??Housing: $500
??Insurance: $ 110
??Car expenses: $ 260
??Utilities: $ 200
??Phone, cable, internet: $ 60
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$903.81

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 10	Length of status:	7y 3m
Credit score:	660-679 (Jun-2010)	Total credit lines:	31	Occupation:	Tradesman - Electri...
Now delinquent:	2	Revolving credit balance:	$56,917	Stated income:	$100,000+
Amount delinquent:	$5,046	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	silver-pro9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$127.57

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 15	Length of status:	3y 7m
Credit score:	740-759 (Jun-2010)	Total credit lines:	32	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$2,845	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	bpardasa	Borrower's state:	Illinois	Borrower's group:	Indian Subcontinent
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	17 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,400.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2009) 700-719 (Dec-2007) 720-739 (Oct-2006)
Principal balance:	$1,693.49	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Paying for master's tuition
Purpose of loan:
This loan will be used to pay for my master's in tax. I graduate in December 2010

My financial situation:
I am a good candidate for this loan because my expenses are low and I have a steady job

Monthly net income: $ 3200

Monthly expenses: $ 1800

I plan to pay back the loan within one year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.43%	Starting borrower rate/APR:	9.43% / 9.77%	Starting monthly payment:	$416.00

Auction yield range:	2.98% - 8.43%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	29%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	10y 1m
Credit score:	800-819 (Jun-2010)	Total credit lines:	22	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$23,558	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	courteous-contract9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my my home equity loan
I am a good candidate for this loan because, I pay all my bills on time, and I have a very good credit history. This loan is not for me to use as any means of pleasure, but to help me with paying off on my home equity loan. I am well aware that times are very hard right now in this economy but I have kept a very good track record of holding a decent paying job that keeps me focus every day in order to take care of my financial responsibilities. I am hoping that I can get funded for this loan. Once I am able to put this money towars the home equity loan, my monthly payments will go directly towards paying off this loan.
Thanks for your time in this matter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	5y 4m
Credit score:	700-719 (Jun-2010)	Total credit lines:	27	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$10,970	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Obpd1985	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my hvac unit
Purpose of loan:
This loan will be used to pay off my HVAC unit that comes due in August.

My financial situation:
I am a good candidate for this loan because I have never been late on anything?that?I am aware of, also I know my credit score isn't as high as I need?it to be but I do pay my bills?on time and I?am getting a 2nd job to be able to pay this loan off faster. I am borrowing the rest of the $5,000 from a family member to pay off the rest of my revolving debt and I intend to pay that one off as quickly as possible (considering I try not to borrow money from relatives)?and then this loan I intend on paying off within 2 years.

Monthly net income: $3500

Monthly expenses: $ 2,634+300=$2,934(if loan funds 100%)
??Housing: $929.15
??Insurance: $128?????
??Car loans: $500
??Utilities: $ 200
??Phone, cable, internet: $80
??Food, entertainment: $ 400
??Clothing, household expenses $ 200????
??Credit cards and other loans: $ I will be paying my credit cards off this month as well????
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2006	Debt/Income ratio:	37%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 8	Length of status:	1y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,769	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bonus-promise5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of bills
Purpose of loan:
This loan will be used to?consolidate my bills and build my credit futher.?

My financial situation:
I am a good candidate for this loan because? I am responsible and have never had a late payment on anything I have had ( eg: credit card payments, loans ,or car notes)

Monthly net income: $ 3600.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100.00
??Car expenses: $ 422.00
??Utilities: $240.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $100.00
??Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	20%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 7	Length of status:	2y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$4,642	Stated income:	$50,000-$74,999
Amount delinquent:	$666	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	felicity-influencer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Int Rate Cards
Purpose of loan:
This loan will be used to? To pay off my high interest rate credit cards and have some small dental work done that is very much needed.

My financial situation:
I am a good candidate for this loan because? because I will pay back in a timely manner?and I am wanting to establish a good credit rating for my credit score

Monthly net income: $ 1690.00

Monthly expenses: $?????????
??Housing: $810.00
??Insurance: $ 100.00????
??Car expenses: $ 417.00????
??Utilities: $ mother pays all of my bills?????
??Phone, cable, internet: $ 100.00????
??Food, entertainment: $ 200.00????????
??Clothing, household expenses $?200.00????
??Credit cards and other loans: $ 245.00????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	4 / 5	Length of status:	4y 4m
Credit score:	660-679 (Jun-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$3,679	Stated income:	$50,000-$74,999
Amount delinquent:	$5,621	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	joyful-dinero8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
grow my company
Purpose of loan:
This loan will be used to grow my company, in the past years I have worked and generated new clients only by referral. I am at a point that I need to hire people and buy new equipment. The income is there to come in I just need a push start.

My financial situation:
I am a good candidate for this loan because I am a very responsible person, I did have a difficult time back in 04-05, but as you can see I am not one to have late payments. I'm on top of my credit.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 975.00
??Insurance: $ Inc.
??Car expenses: $ 250.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $?200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$95.86

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	0y 3m
Credit score:	700-719 (Jun-2010)	Total credit lines:	35	Occupation:	Administrative Assi...
Now delinquent:	7	Revolving credit balance:	$3,136	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	Iza13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? pay off credit cards.??

My financial situation:
I have ?a full time job working in the accounting field. Althought?I have recently moved to a new company?I continue to work in the accounting field, have been for over 10 years now. I?currenty? have 3 open lines of credit with a total balance of about 3500.00, with interest rates from 13 to 20 percent. I would like to consolidate the balances into one monthly payment.

Monthly net income: $ 2300.00

Monthly expenses:?
??Housing: $ 477
??Insurance: $?130
??Car expenses: $ 250
??Utilities: $?65
??Phone, cable, internet: $ 150
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?100 minimum
??Other expenses: $ 30 pets
? School tuition: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$903.56

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	55%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 17	Length of status:	5y 0m
Credit score:	700-719 (Jun-2010)	Total credit lines:	60	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$38,021	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sentimental-economy	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? I would like to pay off my credit card debt.

My financial situation:
I am a good candidate for this loan because? I am currently paying the montlhy payments without any problems.? The payments have never been late and I can assure you that I do not want to hurt my credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$107.50

Auction yield range:	13.98% - 30.00%	Estimated loss impact:	15.38%
Lender servicing fee:	1.00%	Estimated return:	14.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	11%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 14	Length of status:	4y 11m
Credit score:	660-679 (Jun-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,789	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	stable-dime	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay higher interest credit cards
Purpose of loan:
This loan will be used to?
Pay my?Credit Cards
?My financial situation:
I am a good candidate for this loan because
i don't have many accounts, and i never had a late payment.
Monthly net income: $ 3,700

Monthly expenses: $
??Housing: $?500
??Insurance: $ 50
??Car expenses: $?500
??Utilities: $?
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $?
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$215.04

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1977	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 14	Length of status:	30y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	44	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$21,018	Stated income:	$50,000-$74,999
Amount delinquent:	$1,091	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	99
Screen name:	SIGMAMAN	Borrower's state:	Texas	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 94% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	2 ( 6% )	640-659 (Aug-2009) 600-619 (Jan-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
PAYING HIGH INTEREST DEBT
Purpose of loan:
This loan will be used to pay off short term high interest debt, and to repair my truck. I would also like to take care of some minor blimishes on my credit report from the past when things were not so good.

My financial situation:
I am a good candidate for this loan because my previous Prosper loan was paid in full with only?one issue resulting from some unauthorized activity in my checking account that took two months to clear up. In addition, my house will be paid off in a little over one year and my truck will be paid off in 24 months. I am also vested in my company pension?plan. In the past I promised not to let my lenders down if given the chance, and I didn't. One of my goals is be an investor in Prosper loans and help someone?else. My credit score?as gone up over 60 point since my?first contact with prosper. This loan will allow me to pay off debt and save money by consolidating several short term high interest payments into one manageable payment. I have made major progress in reducing my debt, and I have still have some work to do, but I am headed in the right direction. If?approved, I will not let the Prosper investors down.

Monthly net income:
$4337.62 a month plus a $200 a month from a pension from my deceased father.

Monthly expenses: $
??Housing: $746.00
??Insurance:?paid by my wife?
??Car expenses: $552.00 car note & 100.00?for gas??
??Utilities:?paid by my wife
??Phone, cable, internet:?$225.00
??Food, entertainment: $500.00
??Clothing, household expenses?100.00
??Credit cards and other loans:710.00
??Other expenses: $100.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$511.30

Auction yield range:	10.98% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	45%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 14	Length of status:	2y 0m
Credit score:	740-759 (Jun-2010)	Total credit lines:	28	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,385	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-knowledgeable-bazaar	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OF CREDIT CARDS AND MISC.
Purpose of loan:
This loan will be used to consolidate personal loans.

My financial situation:
I am a good candidate for this loan because I am recently married and will now need to pay off expenses with my current spouse who is employed and makes double my income. The set-up of this system does not allow me to put her pay information in the loan bidding.

Monthly net income: $ 4150

Monthly expenses: $
??Housing: $
??Insurance: $64
??Car expenses: $ 179
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 120
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	10.98% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	9%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	2y 10m
Credit score:	720-739 (Jun-2010)	Total credit lines:	9	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$4,262	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	useful-hope4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Wedding
Purpose of the loan
This loan will be used to help pay for my wedding, which my fianc?e and I are financing ourselves. I haven't taken out any comparable loans to date, but have never missed a payment on any of my bills (credit cards, household expenses, etc). I keep strict tabs of our month-to-month budget and with my soon-to-be husband?s income and commissions - we have plenty of room to make monthly payments on a $12,000 loan. We have paid just under $6,000 for the wedding already in cash from savings, and hoping to finance the rest.

Monthly Income vs Expenses
My monthly income in May was 3,636.06 cents; coupled with my fianc? we netted: $7,245 after taxes.
In May, our expenses were just $5,203 ? which included rent, car payments, car insurance, electric, gas, phone, cable, internet, renters insurance, gas and car maintenance, local transportation (train, subway, taxi), EZPass,, Health club dues, charitable gifts, dining and entertainment, personal supplies, clothing, credit card payments, student loan payments and cash spent.

A Loan We Can Repay
We are very comfortable with this loan amount for several reasons:
1) For the past 6 months we have averaged approximately $2,500 in our checking account
2) Our monthly income exceeds our average monthly expenses by more than 4 times the loan amount
3) We have already created an ING Savings account and we will have the amount of the loan directly deposited to that account with a monthly Prosper payment
4) We?ve both been employed by the same organizations for 3 or more years (since we left college. I am a registered Nurse, going back to school for my Nurse Practitioners at Yale University and he works in sales ? building sponsorships for sports and entertainment properties.)
5) To be sure that it doesn't effect our day to day living, my fiance has taken a weekend job at a local brewing company to help offset the loan. As a nurse I work weekends anyway... and he isn't complaining to much about what the job entails!

Thank You
We are both extremely appreciative to any potential lender that considers us. We have been trying to pay for it all on our own ? and we're going to put it on our credit cards? but we decided that we rather go through one entity and hopefully obtain a better interest rate. We also checked with our bank, but it turns out they no longer issue personal unsecured loans. And then we stumbled upon Prosper. We love the concept of peer to peer lending, we love the fact that individuals such as ourselves would be willing to invest in things such as this, we love the fact that it is everyday people that will be benefiting from the interest instead of a financial institution, just really thought it was a terrific concept.
Thank you again for any consideration,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$291.25

Auction yield range:	3.98% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	34%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	7y 9m
Credit score:	780-799 (Jun-2010)	Total credit lines:	12	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$24,557	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jharnisch	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my credit cards
Purpose of loan:
This loan will be used to? pay off my credit card debt that I acquired during my marriage and divorce. I am looking for a fresh start and this will help the process. I have been trying to pay them down but it is just a slow process with the high interest rates on a couple of the cards.

My financial situation:
I am a good candidate for this loan because?I have never been late on any payment for anything. I have been at my job for almost 8 years so I have a stable financial situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	52%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	3y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	21	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$632	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	16
Screen name:	treasure-backer2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:Pay off some bills.
This loan will be used to??credit cards, groceries, car payment and light bill.

My financial situation: Currently employed.
I am a good candidate for this loan because? I honestly need the money to catch up on some bills,and have all intentions to repay the loan and continue my relationship with prosper. I asli hope to become a lender in the near future.

Monthly net income: $ 2500 from June to August.? $4100 from August to June.

Monthly expenses: $
??Housing: $1612.00
??Insurance: $164.00
??Car expenses: $475.00
??Utilities: $150.00
??Phone, cable, internet: $160.00
??Food, entertainment: $750.00
??Clothing, household expenses $450.00
??Credit cards and other loans: $ 60.00
??Other expenses: $250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	10y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,328	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	26
Screen name:	noble-bid9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$457.26

Auction yield range:	10.98% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	15y 9m
Credit score:	760-779 (Jun-2010)	Total credit lines:	31	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$18,155	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	prudent-principal4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Home
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	10.25%	Starting borrower rate/APR:	11.25% / 13.37%	Starting monthly payment:	$213.57

Auction yield range:	7.98% - 10.25%	Estimated loss impact:	8.22%
Lender servicing fee:	1.00%	Estimated return:	2.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 16	Length of status:	3y 5m
Credit score:	720-739 (Jun-2010)	Total credit lines:	31	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$185,659	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	stasevich	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my High % Credit Card
Purpose of loan:
This loan will be used to consolidate higher interest credit card balances and timeshare loan.

My financial situation:
I am a good candidate for this loan because.. I hold a IT Software Engineer position for 12+ years with steady 85k+ income.

Monthly net income: $
7000
Monthly expenses: $
??Housing: $ 1740
??Insurance: $ 90
??Car expenses: $ 490
??Utilities: $ 180
??Phone, cable, internet: $ 260
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 800
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,805.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$194.24

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	11y 8m
Credit score:	720-739 (Jun-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,591	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-moola-kitten	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wanted: Freedom From Credit Cards!
Purpose of loan:
Because we've had the cards for so long we've become accustomed to using them.? Unfortunately, that means we can't seem to get ahead in paying them off now because of the high interest rates!? My wife and I are ready to be debt free and out from under the heavy burden of credit card debt.? Realizing we have a high credit to debt ratio, we are actively seeking ways to reduce debt, increase our credit score and rating, and ultimately gain some much needed financial freedom.? Because we have 1 kid in college and 2 more heading that way in the next 3 years, we are struggling with minimum payments which get us nowhere.? We are asking for some low interest loan help to afford us the opportunity to get out from under the credit cards and leave them behind for good!? We're hoping that this is just the first step in that direction.

My financial situation:
We are very prompt with and very aware of our financial responsibilities.? Our bills are ALWAYS paid on time and in full.??My job is very secure and I have been promoted 3 times in the last 7 years, now in a?Customer Support Manager's role with a?highly respected and reputable jet engine and power systems manufacturer.? My wife is a?homemaker who?manages the finances down to the penny.? We are honest, dependable, and loyal people.??

Monthly net income: $ 4446

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 119
??Car expenses: $?563
??Utilities: $ 300
??Phone, cable, internet: $ 95
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 400
??Other expenses: $ 85
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$141.48

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	10y 7m
Credit score:	740-759 (Jun-2010)	Total credit lines:	17	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,677	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	priceless-trade6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating bills
Purpose of loan:
This loan will be used to pay off the only 2 credit cards i have and have a little extra cash to fix a couple things on the cars

My financial situation:
I am a good candidate for this loan because when i was younger i made the mistake of damaging my credit and it has taken me YEARS to fix it and i would never make that mistake again. I have a child now that i want to one day be able to buy a house for and am working hard towards that goal. I am married so all of the bills below are split between my husband and I. The information i gave is based on my monthly earnings which i what i was asked for.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 800????
??Insurance: $ 75
??Car expenses: $ 340
??Utilities: $ 80
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$369.26

Auction yield range:	10.98% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	34%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	7y 10m
Credit score:	720-739 (Jun-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,292	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	lakers4life	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	720-739 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2008) 720-739 (Feb-2008) 740-759 (Aug-2007)
Principal balance:	$626.30	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?payoff debt and fix car?

My financial situation:
I am a good candidate for this loan because?credit rating, paid on time, work in medical field for over 20 yrs?

Monthly net income: $ 1980

Monthly expenses: $
??Housing: $ 535
??Insurance: $ 138
??Car expenses: $ 0
??Utilities: $ 465
??Phone, cable, internet: $ 137
??Food, entertainment: $ 125
??Clothing, household expenses $ 45
??Credit cards and other loans: $ 345
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.30%	Starting borrower rate/APR:	10.30% / 10.65%	Starting monthly payment:	$486.12

Auction yield range:	2.98% - 9.30%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	8y 0m
Credit score:	800-819 (Jun-2010)	Total credit lines:	31	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$44,515	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	social-holly	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling a Condo that's underwater
Purpose of loan:
We have a second home (a condo) that is selling at a $50,000 loss that will require us to bring about $35,000 to closing.??I would rather borrow some of that money than to drain my emergency fund (~$20k in savings).

My financial situation:
I am a good candidate for this loan because my wife and?I have very good, stable jobs.? Our tax return shows income of ~$190k for 2009.? About the same in 2008.

Remember my debt ratio, etc is based on all my households debt (our mortgage, car payment, etc), but only considers my income.? My wife's $80k in income isn't considered.? I will glady verify my wife's income.?

Our significant monthly bills are:
Mortgage on first home - $2,800
One car payment - $500
Childcare - $1,500

Between the mortgage on the condo, HOA dues, electric and water that must stay on, we are currently paying ~$1,500 a month for this condo.

My wife and I don't have a single derogatory mark on our credit report.

Why am I using Prosper.com?

The bank lending environment is ridiculous right now.? I could get a loan, but the terms are terrible, even if you have savings, good income and perfect credit.

I will not default on this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	18.53%	Starting borrower rate/APR:	19.53% / 21.76%	Starting monthly payment:	$184.62

Auction yield range:	7.98% - 18.53%	Estimated loss impact:	6.63%
Lender servicing fee:	1.00%	Estimated return:	11.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	40%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 14	Length of status:	21y 0m
Credit score:	820-839 (Jun-2010)	Total credit lines:	26	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$7,178	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dollar-hunter1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cards and home improvement
Purpose of loan:
This loan will be used to? pay off some debt and fix a fence (home improvement)

My financial situation:
I am a good candidate for this loan because? I pay my bills on time????????

Monthly net income: $ 2320.00

Monthly expenses: $
??Housing: $ 2070.00????
??Insurance: $ 181.00
??Car expenses: $?330??Utilities: $ 350
??Phone, cable, internet: $ 250.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$141.48

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1985	Debt/Income ratio:	5%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	0y 11m
Credit score:	660-679 (Jun-2010)	Total credit lines:	45	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$2,953	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	loyalty-hotshot	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a new car for my family
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.56%	Starting borrower rate/APR:	24.56% / 26.86%	Starting monthly payment:	$316.22

Auction yield range:	7.98% - 23.56%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	14 / 11	Length of status:	11y 11m
Credit score:	780-799 (Jun-2010)	Total credit lines:	32	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$5,991	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jmacdoug	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Consolidate credit card debt

My financial situation:
I have been self employed for over 10years, and have never missed any payments to anybody!

Monthly net income: $
4868
Monthly expenses: $
??Housing: $ 850
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1967	Debt/Income ratio:	30%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	1y 0m
Credit score:	640-659 (Jun-2010)	Total credit lines:	43	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$9,417
Amount delinquent:	$20,435	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	runner0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan consolidation
Purpose of loan:
This loan will be used to? I will use it for loan consolidation

My financial situation:
I am a good candidate for this loan because? I got a Loan Modification from CHASE Bank and I am not behind in my mortgage payments even though the credit report states otherwise

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 3869
??Insurance: $ 188
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 88
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$397.57

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2003	Debt/Income ratio:	36%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	3y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	16	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$12,998	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	agile-compassion6	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I have?zero delinquencies in the last 7 years, I have a full time job and also own my own business.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$286.72

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	41%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 19	Length of status:	5y 4m
Credit score:	720-739 (Jun-2010)	Total credit lines:	39	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$3,698	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	Meg63	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,100.00	< 31 days late:	0 ( 0% )	740-759 (May-2010) 720-739 (Nov-2009)
Principal balance:	$2,592.98	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Combining two Prosper Loans
I plan to use this money loan to combine two Prosper loans into one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	31%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	1y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	24	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$10,368	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	2easy	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$1,158.45	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Pay off credit cards, new wa heater
Purpose of loan: This loan will be used to pay off 3 credit cards and the balance of a highest rate loan with Beneficial Finance I will also use part to purchase a new water heater..?

My financial situation:
II am a good canidate for this loan because I pay my bills and I pay them on time.?

Monthly net income: $ 35000

Monthly expenses: $
??Housing: $ 800 ( my portion )
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $?700
??Clothing, household expenses $ 100
??Credit cards and other loans: $?700
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$457.26

Auction yield range:	10.98% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	45%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 12	Length of status:	1y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,565	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	reward-creature	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
college expenses, credit card debt
Purpose of loan:
This loan will be used to pay my daugthers college expenses for fall and pay off credit card debt. I will be debt free in 3 years.

My financial situation:
I am a good candidate for this loan because I am a reliable person who has worked hard all my life.? I have stable income, home and employment history for past 16 years. My expenses are lower now that I have a house mate who pays rent.? I would like to have one payment a month to pay off several credit cards and assist daughter with Fall semester housing expenses.

Monthly net income: $ 3200

Monthly expenses: $ 1509
??Housing: $ 400 ( have room mate)
??Insurance: $ 125
??Car expenses: $ 250 Utilities: $ 100 Phone, cable, internet: $ 109 Food, entertainment: $ 200 Clothing, household expenses $ 0
??Credit cards and other loans: $ 250 Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 30.32%	Starting monthly payment:	$40.49

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	7%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	24y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	31	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$1,748	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	22
Screen name:	discrete-wampum8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.57%	Starting monthly payment:	$59.64

Auction yield range:	13.98% - 24.00%	Estimated loss impact:	15.78%
Lender servicing fee:	1.00%	Estimated return:	8.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	2y 3m
Credit score:	620-639 (Jun-2010)	Total credit lines:	11	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$572	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	tito83	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2008) 620-639 (Oct-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Wedding
My Brother?is getting married and I would like to help with the wedding and honeymoon. It is very important to him and his future wife that they have a good wedding but with bills and a kid on the way it will be hard for them to do that. This is my gift to them. Had to relist this because of new address.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.90%	Starting borrower rate/APR:	7.90% / 8.24%	Starting monthly payment:	$46.94

Auction yield range:	2.98% - 6.90%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	10y 9m
Credit score:	800-819 (Jun-2010)	Total credit lines:	18	Occupation:	Skilled Labor
Now delinquent:	2	Revolving credit balance:	$24	Stated income:	$25,000-$49,999
Amount delinquent:	$662	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	chamel	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	800-819 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	800-819 (Jul-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Second loan from Prosper
Purpose of loan:
This loan will be used to buy a new computer for business purposes.

My financial situation:
I am a good candidate for this loan because this is my second loan with Prosper, the first one was for a larger amount and was payed off on time and never late, just as this one will be. The hits on my credit that you see are from a unfair Hospital bill, that I simply refuse to pay, but will not affect this loan in the least. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$469.85

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	33%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	4y 9m
Credit score:	660-679 (Jun-2010)	Total credit lines:	29	Occupation:	Nurse (RN)
Now delinquent:	1	Revolving credit balance:	$5,634	Stated income:	$50,000-$74,999
Amount delinquent:	$2,630	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	18
Screen name:	order-sunrise6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying my cards raises my score!
Purpose of loan:
This loan will be used to pay off my credit cards to raise my credit score.

My financial situation:
I am a good candidate for this loan because I am a business woman and my credit score is limiting my expansion. I invested in a rental property and when my renters stopped paying me I couldn't afford my house and my rental property. Due to this I went through loan modification on both properties. This is the only reason that I have delinquencies on my record. If you loan to me I will pay my payments and you will really be helping my family to grow. Thank you.

Monthly net income: $ 5,000.00

Monthly expenses: $ 4,200.00
??Housing: $ 2600.00
??Insurance: $ 100.00
??Car expenses: $ 700.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	29%
Basic (1-10):	2	Inquiries last 6m:	25	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 9	Length of status:	9y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	38	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$5,369	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nicnic73	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Not a Bad Risk
Purpose of loan:
This loan will be used complete a project in my new home

My financial situation:
I am a good candidate for this loan because?I have not been late with any of my existing creditors.? Also, I signed up with Lending Tree and was unaware that my credit report would be reviewed by so many lenders.? I believed they would "shop" my loan request.? As a result of this, I believe my credit report has been bombarded with inquiries.? I discovered the numerous inquires as a result of applying with Prosper as a last resort (with so many inquiries, I appear to be a bad credit risk)I do not have 38 lines of credit.? How could I have 38 lines of credit when the line above it says I have 12/9 accounts?? I'm not sure where this information was derived from but my credit payment history, the fact that I was able to purchase home by myself in a poor economic market and I have stable employment with a government agency (I am a Human Resources Analyst, I?earn?$88,000 a year ( with check stubs to support this), and I have been employed by my current emplyer for almost 10 years?makes me a good candidate for this loan.??Thank you for your consideration.

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 2180
??Insurance: $ 122
??Car expenses: $ 650
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $?0
??Credit cards and other loans: $ 500 (I do not pay the Citifinancial payment, paid for by my fiance)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1986	Debt/Income ratio:	37%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 6	Length of status:	4y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	58	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$5,067	Stated income:	$25,000-$49,999
Amount delinquent:	$2,351	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	25
Screen name:	louieman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying my bills
Purpose of loan:
This loan will be used to?to pay some bills and take my mother who has alzheimer on a trip?

My financial situation:
I am a good candidate for this loan because? I will pay back my loan on time even though My credit report sound bad.

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 151
??Car expenses: $ 293
??Utilities: $ 0
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$244.95

Auction yield range:	7.98% - 26.00%	Estimated loss impact:	6.82%
Lender servicing fee:	1.00%	Estimated return:	19.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1981	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	13 / 11	Length of status:	3y 4m
Credit score:	800-819 (Jun-2010)	Total credit lines:	38	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$88,795
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	top-repayment-accord	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Cards
NOTE: I receive rental income which is not reported to Prosper, as they don't except rental income. Prosper will not verify rental income so my income and DTI does not reflect my true income which is $48,468 annually. With my rental income included I have a AA Prosper Rating and my DTI was 19%.

Your getting an AA Rating at a C Rating intrest rate and I get to pay off my Credit Cards

About myself

I am a mother of four adult children and five grandchildren. I pay my bills on time and have good credit. I have three sources of income and all three are stable. I receive Social Security Retirement Benefits, Veterans Affairs Surviving Spouse Benefits, and Rental Income. I have had a rental property for 5 yrs and it currently has tenants with a two year lease agreement.

How I plan on using funds:

I am working on paying off my high interest rate credit card bills. Recently I have run up some credit card bills remodeling and improving my rental property. These remodels were mostly put on store credit cards with high interest rates. I would like to lower my high interest credit cards and get rid of them.

Ability to Pay:

I have never filed for bankruptcy nor had a house foreclosed upon. I faithfully pay all of my bills and I have never neglected to honor any of my financial agreements. If I make a bill I plan on paying it in full. I have two houses, my primary residence and my rental, both of which I have over 50% equity in. This loan will not add additional debt as I plan on paying off the higher interest rate cards and using the money which I currently use on them to pay for this loan.

My monthly income is:

Social Security: $1,445
Veterans Affairs Surviving Spouse Benefits: $1,194
Rental Income (Not Reported to Prosper): $1,400
Total: $4,039

Thank You ahead of time for your bids!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$80.85

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2007	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	4y 11m
Credit score:	660-679 (Jun-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,068	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	raymi2008	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying debt build credit
Purpose of loan:
This loan will be used to? two fold to pay off debt and build my credit

My financial situation:
I am a good candidate for this loan because?
I dont want to destroy me credit
Monthly net income: $ 1978

Monthly expenses: $
??Housing: $ 200
??Insurance: $?0
??Car expenses: $ 75
??Utilities: $ 75
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $?80
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1992	Debt/Income ratio:	18%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	3y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	witty-marketplace4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvements and wedding
Purpose of loan:
This loan will be used to?
do some home improvements and a surprise wedding and honeymoon for my fiance. I would like to turn the den into a nice bedroom for my fiance's son. He is?a great teenager and I would like for him to feel like my house is home too. My fiance is such a great lady?and her dream is to get married on the beach. She has become the mother for my young daughter. Her mother committed suicide when she was just 4 years old. It?was very difficult for her until my fiance came into our lives. She is happy and wants us to be a family more than anything. I want to be able to give them a special wedding and beginning for our family.
My financial situation:
I am a good candidate for this loan because?
I have worked very hard to overcome a terrible financial situation that my late wife caused before her death. It took alot of sacrifice and willpower, but I worked and saved and have been back on track financially for about 2 years.
Monthly net income: $
3800.00
Monthly expenses: $
??Housing: $ 1059.00????
??Insurance: $ 150.00????
??Car expenses: $ 333.00????????????
??Utilities: $?150.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 0.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	3.98% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1969	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 12	Length of status:	1y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	61	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$104,285	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	paulpk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 96% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 4% )	700-719 (Feb-2008)
Principal balance:	$934.32	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Debt Retirement
Purpose of loan: I was an earlier beneficiary of Prosper and have been extremely pleased with the experience. I am interested in borrowing another $5,000 to pay down some higher interest debt.

My financial situation:
This is the second time I have applied for a peer loan through Prosper, and I think this is a fantastic system. My repayment history on my first loan has been nearly perfect - with one small glitch that happened while I was out of town - and it's my intention to maintain that record. When I took out my last loan I was self-employed with a reliable income stream. Currently I have a traditional job and am earning about 10% more than before.

Monthly net income: $ $7,200

Monthly expenses: $
??Housing: $ 3,000
??Insurance: $ 200
??Car expenses: $500
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 250
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$578.44

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	21%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 14	Length of status:	17y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	31	Occupation:	Tradesman - Mechani...
Now delinquent:	1	Revolving credit balance:	$9,388	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	bid-albatross8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off all of my credit cards.

My financial situation:
I am a good candidate for this loan because I am employed full time and own my own business.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1450
??Insurance: $ 260
??Car expenses: $ 320
??Utilities: $ 220
??Phone, cable, internet: $ 105
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 420
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$278.69

Auction yield range:	16.98% - 18.99%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	40%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	4y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$12,164	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	080208	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2010) 640-659 (May-2008)
Principal balance:	$1,494.49	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$191.36

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	37%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	1y 6m
Credit score:	740-759 (Jun-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$29,636	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	progressive-dough	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need money for materials of paint
Purpose of loan:
This loan will be used?to purchase materials for a large paint contract I have secured, have to purchase matrials up front, loan will be paid back within 45 days?

My financial situation:
I am a good candidate for this loan because i have good credit and as stated I will have loan paid back quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$433.71

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	38%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 9	Length of status:	10y 9m
Credit score:	700-719 (Jun-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,428	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	careful-commitment0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Master Bath / Garage Remodel
Purpose of loan:
This loan will be used to?Repair The Master Bathroom/Garage and pay off?American General financial loan.

My financial situation:
I am a good candidate for this loan because??I am a dependable person, my work history and my credit rating show
Monthly net income: $ 5200.00
Monthly expenses: $
??Housing: $ 1000.08
??Insurance: $ 114.00
??Car expenses: $ 437.32
??Utilities: $ 75.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 1185.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$286.72

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 2m
Credit score:	740-759 (Jun-2010)	Total credit lines:	27	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$17,691	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mommyrealtor79	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher int. credit cards
Purpose of loan:
This loan will be used to pay off some silly crazy credit cards that we have super high interest (25-30%) Can't get out from them because minimum payments go basically to interest and all I'm making is the minimum since they have shot up so much.

My financial situation:
I am a good candidate for this loan because my husband and I are both employed, we have just transistioned to me being a Realtor, so we had to use the credit cards to fill in the gap.? However, I've had 15 closings in the first 5 months of 2010, I'm partnered with another great experienced Realtor and we are doing?well.? I have 2 college degrees and an excellent work history in customer service management.

Monthly net income: $ 3,000 - Family - This is an average. Sometimes more, sometimes less but my husband is a firefighter and has?a secure stable?job with a consistent income.

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 000 both are paid off, just?gas and maintenance
??Utilities: $ 200
??Phone, cable, internet: $ 250
??Food, entertainment: $ never go out, never buy anything. We do netflix, thats about it!!
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 550 - this is because the rates have shot up on the credit cards... its crazy!
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$289.14

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	1y 1m
Credit score:	740-759 (Jun-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$11,918	Stated income:	$100,000+
Amount delinquent:	$8,524	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	bada-bing4	Borrower's state:	Oklahoma	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.

I have had some credit issues 6 years ago when I contracted a disease that almost killed me.? Today I am healthier than ever & I am as good as gold to pay this Prosper loan off.? Please consider me as a good risk on this loan.
I have a stable income and stable employment.? My credit rating is the 2nd most important thing to me right now next to my beautiful wife & darling daughter.? Getting a better credit rating will enable me to make more money & improve my financial circumstances in the long run. ? The purpose of the loan will be for debt consolidation so I can clear off some negative entries off my credit reports ?that I acquired 6 years ago and also to pay down my debt into one payment which always improves a persons score too. ?Having a recent paid off loan with Prosper in time, will also shoot my credit scores much higher.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	1y 3m
Credit score:	740-759 (Jun-2010)	Total credit lines:	33	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	agreement-prometheus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit card
Purpose of loan:
This loan will be used to pay off two outstanding credit payments.

My financial situation:
I am a good candidate for this loan because, I have recently received a job offer in Los Angeles?in regards to furniture sales.?I am college educated and do not pay rent.

Monthly net income: $ 1900

Monthly expenses: $
??Housing: $
??Insurance: $ 233????????
??Car expenses: $ 570
??Utilities: $
??Phone, cable, internet: $ 111
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2001	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	4y 1m
Credit score:	660-679 (Jun-2010)	Total credit lines:	21	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$3,283	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	independent-finance	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my quick loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	10.98% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1984	Debt/Income ratio:	27%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	26 / 22	Length of status:	5y 11m
Credit score:	680-699 (Jun-2010)	Total credit lines:	77	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$109,280	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	allygab	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	65 ( 98% )	680-699 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	1 ( 2% )	620-639 (Dec-2007) 660-679 (May-2007)
Principal balance:	$925.62	31+ days late:	0 ( 0% )
Total payments billed:	66
Description
College Tuition
Purpose of loan:
This loan will be used to pay for daughters college tuition. ?

My financial situation:
I am a good candidate for this loan because I am employed fulltime. My employment is stable. I pay my bills consistently and I make sure I do not have any late payments. I have been in education for over 20 years. It is mportant my daughter to continue her education. ??

Monthly net income: $ 8,000.00

Monthly expenses: $
??Housing: $ 2,900.00
??Insurance: $ 230.00
??Car expenses: $ 700.00
??Utilities: $?300.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $?300.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	9%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	6y 3m
Credit score:	640-659 (May-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	5	Revolving credit balance:	$144	Stated income:	$100,000+
Amount delinquent:	$4,113	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	62
Screen name:	wolfejb	Borrower's state:	Texas	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 89% )	640-659 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	4 ( 11% )	640-659 (Apr-2010) 560-579 (Sep-2008) 540-559 (Dec-2007) 560-579 (Dec-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Loan Needed
Hardworking professional looking for assistance with loan as I paid off my first Prosper loan back in December 2009. I have a stable job and no problem on repayment of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$161.70

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 11	Length of status:	21y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	52	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$6,729	Stated income:	$100,000+
Amount delinquent:	$96	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	epoc41	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2010) 700-719 (Dec-2009) 660-679 (Jul-2008)
Principal balance:	$1,221.42	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Paying off some credit card debt
Purpose of loan:
This loan will be used to?to pay off some credit card bills and to have some additional spending money for an upcoming summer family vacation.?

My financial situation:
I am a good candidate for this loan because?I have had some credit issues in the past, mainly because of having to pay child suport I just could not keep myself above water. The child support days are over and I am on the road to financial recovery. I am on stable financial ground right now. I just need a little more help from my prosper friends to get over the hump.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	23%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	2y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	15	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$4,264	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	auction-reformation9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Is to consolidate all my debt into one easy payment

My financial situation:
I am a great candidate for this loan because I have paid my debt on time.? I have been working as a contractor for the government for nearly 30 months and was just hired as a permanent employee with the government.? Now that I was hired directly with the government my contractor is requesting a lump sum payment because of a breach of contract.? With this hanging over my head I am in a financial situation which would be wiser for me to pay off rather than paying a monthly installment.?

Monthly net income: $ 4,000

Monthly expenses: $ 2,449???
Housing: $ 640??
Insurance: $ 130??
Car expenses: $ 370??
Utilities: $ 40??
Phone, cable, internet: $ 110??
Food, entertainment: $ 400??
Clothing, household expenses $ 150??
Credit cards and other loans: $ 394??
Other expenses: $? 215
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$903.56

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	9%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 1	Length of status:	8y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	9	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	understanding-listing7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help pay off my wife's cards
Purpose of loan:
Pay off credit card debt.

My financial situation:
I am a good candidate for this loan because??? I always pay my bills on time and would like to keep my good credit.

Monthly net income: $ 5000????

Monthly expenses: $
??Housing: $ 1200????
??Insurance: $ 100
??Car expenses: $ 300????
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100????
??Clothing, household expenses $ 100

??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1988	Debt/Income ratio:	23%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 13	Length of status:	0y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	43	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$41,571	Stated income:	$100,000+
Amount delinquent:	$191	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	xman1999	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehab Property in Dallas
Purpose of loan:
This loan will be used to purchase rehab property w/private financing avilable (http://www.thenewwest.com/), this money is for the "Skin" to bring to the table in order to be part of this deal and the borrow would have a 2nd positon on this property:

Property Address: Address: 3335 Kensington Drive Mesquite, TX 75150??
Price:? $75,500 ? After Repaired Value:? $117,000????????????????????
Est. Repairs:? >$10,000??

Details: ?This is a home run deal in a clean neighborhood of Mesquite.? Property is a 4/2/2 with a great layout.? Some updating has already been completed, but needs finishing.? Great curb appeal!

My financial situation:
I am a good candidate for this loan because I have steady income, a property in S.F. that I still as collateral, good 2900/mo rental from great tenants.? I also have for the most part in my "Credit History" always paid on time and early and on have 1 delinquent in the past 7 years.? I believe I relied on my auto payment too much without "double-checking" to insure that bills where paid.? I believe that this is an excellent deal I have in a great part of Dallas and have the financing lined up to purchase.

Monthly net income: $
@$3300/mo wifes Incomeafter taxes
$2900/mo San Francisco Rental
@$5200/mo after taxes

Monthly expenses: $
??Housing: $2150 (Dallas home), $2300 (San Francisco Rental)
??Insurance: $ 150
??Car expenses: $?101 Insurance
??Utilities: $ 300
??Phone, cable, internet: $ 99
??Food, entertainment: $ 500-700
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	12%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 7	Length of status:	1y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	20	Occupation:	Sales - Commission
Now delinquent:	2	Revolving credit balance:	$5,143	Stated income:	$50,000-$74,999
Amount delinquent:	$703	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worth-financier	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off remodel of new home :)
Purpose of loan:
This loan will be used to? payoff my family who helped me with the downpayment and remodel of my very first home.? :)

My financial situation:
I am a good candidate for this loan because? My credit is very good, and I'm proud of it.?The only?derog on my credit report is an old collection of $703 that I have disputed for over 6 years now. I refuse to pay it as it is incorrect!

I was told by Prosper that the only reason I am HR rating is due to too many inquiries in last couple of months (the new mortgage, and a car I had to purchase after my previous one was stolen). Those inquiries could not be avoided, so it's too bad I am suffering because of them.

I recently bought my very first house, and my wonderful family assisted me with the downpayment and remodel of it.?My dog and I are settled in now and ready to pay them back.? :)?? I take pride in paying my bills on time, always!

Note: The house I just bought has a full basement with separate entrance, and full kitchen! So, I now rent it for $900 per month, on a two year lease.?Yea!

Please consider me for this loan. I have good money leftover every?month after paying bills, so payment will not be a problem. Thank you.? :)

Monthly net income: $ 4300 after taxes

Monthly expenses: $
??Housing: $ 1787?
??Insurance: $?100
?Car expenses: $305?
??Utilities: $ 50
??Phone, cable, internet: $?100
??Food, entertainment: $?200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 125
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$244.27

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	4y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	19	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$283	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	ATL_Adam	Borrower's state:	Georgia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	60 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,001.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2010) 600-619 (Nov-2007) (Mar-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	60
Description
PROVEN PROSPER BORROW BUYS CAR
MY DTI IS HIGH BECAUSE I AM A SENIOR IN COLLEGE I graduate with my IT degree next fall. Purpose of loan:
For the last six months I have been driving around my wrecked honda accord with 272,000 miles on it working towards paying off all of my unsecured debit. I am finally at that point. A couple of months ago I almost bought a 2010 Mazda 3 but upon doing the math and seeing it was going to cost me a total of $20,000 I decided against it. I wanted to wait until I paid off ALL OF MY UNSECURED DEBT before buying a car. This time I have decided to use less money and pay it off faster through prosper, hopefully I will get a decent rate.

My financial situation:
Great!!!! I have paid off all of my unsecured debt, I live at my girlfriends house and pay $200 a month. My commission check this month is $2500. The only reason there is some money on my credit cards is because I used them when I couldn't find my bank card and paid those balances off since it last reported.

Monthly net income: $1700 (sometimes more because of commission this month is $3240)

Monthly expenses: $
??Housing: $200
??Insurance: $100
??Car expenses: $80
??Utilities: $0
??Phone, cable, internet: $40
??Food, entertainment: $200
??Clothing, household expenses $200 (Groceries)
??Credit cards and other loans: $0
??Other expenses: $80 food at work, $100 savings
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	16%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 1	Length of status:	3y 2m
Credit score:	620-639 (Jun-2010)	Total credit lines:	8	Occupation:	Student - College S...
Now delinquent:	1	Revolving credit balance:	$565	Stated income:	$1-$24,999
Amount delinquent:	$1,445	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	atk009	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	600-619 (Dec-2009) 520-539 (Apr-2008)
Principal balance:	$523.09	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Summer College Courses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	16.98% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1987	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	10y 2m
Credit score:	700-719 (May-2010)	Total credit lines:	21	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$86	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	36
Screen name:	best-statuesque-income	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay my parents for dwn payment
Purpose of loan:
This loan will be used to? Help pay my parents for down payment on Manufactured Home.
My financial situation:
I am a good candidate for this loan because?I am presently receiving disability and my expenses are few. I filed BK several years ago and I learned from my past experiences and? I now live within my means.

Monthly net income: $ 1268

Monthly expenses: $ 793
??Housing: $ 573
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0-Thank God!
??Other expenses: $ 20 Personal needs expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 13.34%	Starting monthly payment:	$505.34

Auction yield range:	2.98% - 11.99%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	10y 3m
Credit score:	800-819 (Jun-2010)	Total credit lines:	32	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$2,092	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	provxraytech	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	800-819 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	760-779 (Aug-2009) 720-739 (Apr-2009) 740-759 (Sep-2007) 740-759 (May-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Investment Property Improvement
????????????????????????PURPOSE OF LOAN:?This loan will be used to complete an all cash ?purchase and help with improvements on a second?investment property of mine. It?is a duplex?in need of interior cosmetic work and I intend to have it in rentable shape in a month.

FINANCIAL PICTURE:? I work as a radiologic/cat scan technologist at a large regional medical center. I have been with the same?employer for?over 15 years.? I gross roughly 57K yearly. I own my own home.??I also own another rental property that clears about $125 a month. As you can guess by my credit score, I am extremely responsible and reliable when it comes to paying my debtors. I will have payments deducted from my checking account automatically by Prosper. My budget leaves me with over $1000 monthly that I can pay toward this loan, excluding the rents I will be collecting on this property.

Information in the Description is not verified.